UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

on behalf of the

GMACM Home Equity Loan Trust 2007-HE1

(Exact name of registrant as specified in its charter)

Delaware	333-131211-19	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 832-7000

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 — OTHER EVENTS

Item 8.01.	Other Events.

On March 29, 2007, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2007-HE1, pursuant to the Indenture, dated as of March 29, 2007, between GMACM Home Equity Loan Trust 2007-HE1, as issuer and The Bank of New York Trust Company, N.A., as Indenture Trustee.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).	Exhibits.

Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

4.1

Servicing Agreement, dated as of March 29, 2007, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

4.2	Trust Agreement, dated as of March 29, 2007, between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of March 29, 2007, between the GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.1

Mortgage Loan Purchase Agreement, dated as of March 29, 2007, among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.2	The Note Guaranty Insurance Policy, dated as of March 29, 2007, Policy No. 493870, issued by MBIA Insurance Corporation.

10.3

Yield Maintenance Agreement, dated as of the March 29, 2007, between The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Indenture Trustee, for the benefit of the GMACM Home Equity Loan Trust 2007-HE1, and JPMorgan Chase Bank, National Association, which is comprised of an ISDA Master Agreement, a Schedule, a Confirmation and a Credit Support Annex.

99.1	Mortgage Loan Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE
PRODUCTS, INC.

By: /s/ Sandy Blitzer
Name: Sandy Blitzer
Title: Vice President

Dated: April 13, 2007

Exhibit Index

Exhibit

4.1

Servicing Agreement, dated as of March 29, 2007, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

4.2	Trust Agreement, dated as of March 29, 2007, between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of March 29, 2007, between the GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.1

Mortgage Loan Purchase Agreement, dated as of March 29, 2007, among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2007-HE1, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

10.2	The Note Guaranty Insurance Policy, dated as of March 29, 2007, Policy No. 493870, issued by MBIA Insurance Corporation.

10.3

Yield Maintenance Agreement, dated as of the March 29, 2007, between The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Indenture Trustee, for the benefit of the GMACM Home Equity Loan Trust 2007-HE1, and JPMorgan Chase Bank, National Association, which is comprised of an ISDA Master Agreement, a Schedule, a Confirmation and a Credit Support Annex.

99.1	Mortgage Loan Schedule.